                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_Confidential,]for Use of the
                                            Commission Only (as Permitted by
                                            Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                COST PLUS, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                COST PLUS, INC.

                               ----------------

                   Notice of Annual Meeting of Shareholders
                           To Be Held June 15, 1999

To The Shareholders:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Cost Plus, Inc. (the "Company"), a California corporation, will be held on June 15, 1999 at 2:00 p.m., local time, at the Company's corporate headquarters located at 200 4th Street, Oakland, California 94607, for the following purposes:

  1. To elect the following directors to serve for the ensuing year and until their successors are elected: Murray H. Dashe, Joseph H. Coulombe, Danny W. Gurr, Olivier L. Trouveroy and Thomas D. Willardson.

  2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the shares reserved for issuance thereunder by 400,000 shares.

  3. To approve an amendment to the Company's 1996 Director Option Plan (the "Director Option Plan") to terminate the automatic option grant mechanism in response to proposed changes in accounting rules relating to stock options and to grant the Board of Directors flexibility in establishing the terms of options granted under the Director Option Plan.

  4. To ratify and approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 29, 2000.

  5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on April 28, 1999 are entitled to notice of and to vote at the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors

                                          Murray H. Dashe
                                          Chairman of the Board, Chief
                                           Executive Officer and President

Oakland, California
May 14, 1999


                            YOUR VOTE IS IMPORTANT

 To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                        DIRECTIONS TO COST PLUS, INC.'S
                            CORPORATE HEADQUARTERS

Cost Plus, Inc.
200 4th Street
Oakland, California 94607
(510) 893-7300

Directions from San Francisco
Take the Bay Bridge to Interstate 580 East, to Interstate 980 (Downtown Oakland), which turns into Interstate 880, to Jackson Street. Exit Jackson Street and take a right onto Jackson Street and a left on Fourth Street. The corporate headquarters are located right on the corner.

Directions from Oakland Airport (and from the south)
Take Interstate 880 North to Oak Street Exit. Exit Oak Street and go straight ahead for two blocks and turn left on Jackson Street. Go two blocks and turn left on Fourth Street. The corporate headquarters are located right on the corner.

                              [MAP APPEARS HERE]

                                COST PLUS, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                                PROXY STATEMENT

                               ----------------

General

  The enclosed Proxy is solicited on behalf of the Board of Directors of Cost Plus, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held June 15, 1999 at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate headquarters located at 200 4th Street, Oakland, California 94607. The telephone number of the Company's corporate headquarters is (510) 893-7300.

  These proxy solicitation materials were mailed on or about May 14, 1999 to all shareholders entitled to vote at the Annual Meeting.

  On March 1, 1999, the Company effected a three-for-two split of its Common Stock. All amounts related to the Company's Common Stock, including stock options, that are contained herein have been adjusted to reflect the stock split.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company, Attention:
Charmaine Casella, Inspector of Elections, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted "FOR" the slate of directors described herein, "FOR" Proposals Two, Three and Four, and, as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

Voting and Solicitation

  Every shareholder voting for the election of directors may cumulate such shareholder's votes and either give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting, prior to the voting, of the intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes. On all other matters, each share has one vote.

  The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. On each other matter, the affirmative vote of a majority of the votes cast is required under California law for approval. For this purpose, the "votes cast" are defined under California law to be the shares of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date for the meeting. Votes that are cast against a proposal will be counted for purposes of determining: (i) the presence or absence of a quorum; and (ii) the total number of votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. An automated system administered by the Company's transfer agent tabulates the votes. Each proposal is tabulated separately.

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation, without payment of additional compensation, by directors, officers, or regular employees of the Company. In addition, the Company has retained Corporate Investor Communications, Inc., to assist in the solicitation of proxies at an estimated fee of $5,500, plus reimbursement of reasonable out-of-pocket expenses.

  Only shareholders of record at the close of business on April 28, 1999 are entitled to notice of and to vote at the Annual Meeting. As of April 28, 1999, 13,476,939 shares of the Company's Common Stock were issued and outstanding.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

Nominees

  The Board of Directors of the Company currently consists of six directors, as a result of the resignation of Ralph D. Dillon in May 1999. Additionally, one of the six directors, Nancy Pedot, has indicated that she will not be standing for re-election. The Board of Directors, therefore, has approved an amendment to the Company's Bylaws which, effective immediately prior to the Annual Meeting, reduces the number of directors to five. Accordingly, a board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them so that the election of as many of the nominees listed below as possible is assured under cumulative voting. In this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person's successor has been elected and qualified.

Required Vote

  The five nominees receiving the highest number of affirmative votes of the holders of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal shall be elected to the Board of Directors. See "Voting and Solicitation" above.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

  The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

                                                                       Director
        Name of Nominee        Age        Principal Occupation          Since
        ---------------        ---        --------------------         --------
 Murray H. Dashe.............   56 Chairman, Chief Executive Officer     1997
                                   and President
 Joseph H. Coulombe..........   68 Independent Management Consultant     1995
 Danny W. Gurr...............   41 President, Dorling Kindersley         1995
                                   Publishing Inc.
 Olivier L. Trouveroy........   44 Managing Partner, Hampshire           1995
                                   Equity Partners
 Thomas D. Willardson........   48 Senior Vice President, Finance        1991
                                   and Treasurer, Leap Wireless
                                   International, Inc.

  Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

  Mr. Dashe joined the Company in June 1997 as Vice Chairman of the Board of Directors and was named President in September 1997, and Chairman of the Board of Directors and Chief Executive Officer in February 1998. From August 1992 to June 1997, he was Chief Operating Officer of Leslie's Poolmart, Inc., a swimming pool supply retail chain, and was a director of that company from August 1989 to November 1996. From May 1990 through August 1992, he was President and Chief Executive Officer of RogerSound Labs, a Southern California retailer of audio/video consumer electronics. From September 1985 through April 1990, Mr. Dashe held several positions with SILO, a consumer electronics and appliance retailer, including Regional President, Regional Vice President and Director of Stores. Previously, he was employed in an executive capacity by other retailers, including Allied Stores Corp. (now Federated Department Stores), where he served in a variety of positions of increasing responsibility, including Vice President/Director of Stores.

  Mr. Coulombe has served as a director of the Company since November 1995. From February 1995 to April 1995, Mr. Coulombe served as President and Chief Executive Officer of Sport Chalet Inc., a sporting goods retailer. From February 1994 to January 1995, Mr. Coulombe served as Chief Executive Officer of Provigo Corp., a wholesale and retail grocer. From November 1992 to February 1994, Mr. Coulombe was an independent business consultant. From March 1992 to October 1992, Mr. Coulombe served as Executive Vice President of Pacific Enterprises, with principal responsibility for Thrifty Corporation, an operator of drug and sporting goods chain stores and also served as Co-Chairman of Thrifty Corporation. From June 1989 through March 1992, Mr. Coulombe served as an independent business consultant. Mr. Coulombe is the founder of Trader Joe's, a specialty food grocery chain, and served as its Chief Executive Officer from 1957 to 1989. Mr. Coulombe also serves as a director of PIA Merchandising.

  Mr. Gurr has served as a director of the Company since November 1995. Since April 1998, Mr. Gurr has served as President of Dorling Kindersley Publishing Inc., a publisher of illustrated books, videos and multi-media products. From September 1991 to February 1998, Mr. Gurr served as President and Chief Executive Officer of Lauriat's Books, Inc., an operator of various bookstore chains ("Lauriat's Books"). In March 1998, Lauriat's Books filed for protection under Chapter 11 of the Federal Bankruptcy Act. From November 1995 until June 1997, Mr. Gurr served as President and Chief Executive Officer of Chadwick Miller, Inc., an importer and wholesaler of housewares and gifts. From September 1990 to September 1991, Mr. Gurr was Vice President of Publishing and Acquisition for the Outlet Book Company Division of Random House, Inc. Mr. Gurr also serves as a director for DK Holdings PLC.

  Mr. Trouveroy has served as a director of the Company since March 1995. Mr. Trouveroy joined Internationale Nederlanden (U.S.) Capital Corporation ("ING"), a diversified financial services institution, in 1992 and currently serves as a managing partner of Hampshire Equity Partners (formerly ING Equity Partners, LP I). From 1990 through 1991, Mr. Trouveroy was a managing director of General Electric Capital Corporation ("GECC") in charge of GECC's Corporate Finance office in Paris, France. From 1984 to 1990, Mr. Trouveroy was an investment banker in the mergers and acquisitions department of Drexel Burnham Lambert Incorporated in New York, most recently as a first vice president. Mr. Trouveroy also serves as a director of e.spire Communications, Inc. and Kasper A.S.L., Ltd.

  Mr. Willardson was re-elected as a director of the Company in April 1996. He also served as a director of the Company from March 1991 to February 1996. Mr. Willardson is the Senior Vice President, Finance and Treasurer of Leap Wireless International, Inc., a wireless communications carrier. From August 1997 to June 1998, he served as a Vice President and Associate Managing Director of Bechtel Enterprises Inc., a wholly-owned investment and development subsidiary of Bechtel Group, Inc. He served as a manager of that company from July 1995 until August 1997. From January 1986 to July 1995, Mr. Willardson served as a principal at The Fremont Group, an investment company.

Board Meetings and Committees

  The Board of Directors of the Company held a total of four meetings during the fiscal year ended January 30, 1999. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

  The Audit Committee of the Board of Directors consists of Messrs. Trouveroy, Coulombe and Gurr and held two meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

  The Compensation Committee of the Board of Directors consists of Ms. Pedot (who will not stand for re-election) and Messrs. Trouveroy and Willardson and held four meetings during the last fiscal year. The Compensation Committee establishes the Company's executive compensation policy, determines the salary and bonuses of the Company's executive officers and approves stock option grants for executive officers.

  No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served.

Director Compensation

 Cash Compensation

  In the 1998 fiscal year, each of the Company's non-employee directors, except for Mr. Trouveroy and Edward A. Mule (who resigned from the Board in November 1998), was compensated at the rate of $10,000 per annum for service on the Board of Directors and committees thereof, with adjustments for service for a portion of the year. This rate was increased to $12,000 per annum in February 1999. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board of Directors and committee meetings.

 1996 Director Option Plan

  The Company's 1996 Director Option Plan (the "Director Option Plan") was adopted by the Board of Directors and approved by the Company's shareholders in March 1996. Under the Director Option Plan, the Company initially reserved 42,450 shares of Common Stock for issuance to the non-employee directors of the Company. Each non-employee director elected after the date of the Director Option Plan automatically receives an option to purchase 10,612 shares of Common Stock on the date such person becomes a director. An amendment to the Director Option Plan, which was approved by the Board of Directors in April 1997 and by the shareholders in June 1997, added an additional 60,000 shares to the Director Option Plan and provided for automatic annual option grants of 3,000 shares to each of the Company's non-employee directors, except for

Messrs. Trouveroy and Mule. In the case of Messrs. Trouveroy and Mule, the annual option grants would be made to their respective employers, ING Equity Partners, LPI ("ING Equity Partners") (now Hampshire Equity Partners) and Goldman, Sachs & Co. ("Goldman Sachs"). The annual option grants would occur on the date of the Company's Annual Meeting of Shareholders beginning with the 1997 Annual Meeting, or June 30 of each year, whichever is earlier. Each option granted under the Director Option Plan is exercisable at 100% of the fair market value of the Company's Common Stock on the date such option was granted. Twenty-five percent of options granted pursuant to the Director Option Plan vest on each anniversary of their dates of grant, provided that the optionee continues to serve as a director on such dates. The Director Option Plan will be in effect for a term of ten years unless sooner terminated.

  Pursuant to the Director Option Plan, ING Equity Partners, Goldman Sachs and each of Messrs. Coulombe, Gurr, and Willardson were granted options to purchase 3,000 shares of Common Stock on June 18, 1998 at an exercise price per share of $21.083. Upon her appointment to the Board of Directors in June 1998, Ms. Pedot was granted an option to purchase 10,612 shares at an exercise price of $21.083 per share.

  In May 1999, in response to proposed changes in the accounting treatment for options granted to directors, the Board of Directors approved an amendment to the Director Option Plan which terminates the automatic grant mechanism and provides flexibility to the Board in establishing the terms of options granted under the plan. The Company is seeking shareholder approval of the amendment to the Director Option Plan. See "Proposal Three-- Approval of Amendments to 1996 Director Option Plan."

                                 PROPOSAL TWO

                    AMENDMENT OF THE 1995 STOCK OPTION PLAN

  The Company's 1995 Stock Option Plan (the "1995 Option Plan") was approved by the Board of Directors and by the shareholders in November 1995. Currently, 2,512,004 shares are reserved for issuance under the 1995 Option Plan. However, under the terms of the 1995 Option Plan, that number must be reduced by the aggregate number of shares of Common Stock subject to options outstanding under the Company's 1994 Stock Option Plan (the "1994 Option Plan") and issued upon exercise of options granted under the 1994 Option Plan. Accordingly, a total of 1,964,591 shares of Common Stock are now available for issuance under the 1995 Option Plan, which number will automatically increase to the extent that any of the 25,914 options outstanding as of March 31, 1999 under the 1994 Option Plan lapse or are canceled without being exercised.

  As of March 31, 1999, options to purchase 1,298,734 shares of Common Stock were outstanding under the 1995 Option Plan, 396,604 shares had been issued by the Company upon exercise of options under the 1995 Option Plan and 269,253 shares remained available for future option grants under the 1995 Option Plan.

  In May 1999, the Board of Directors approved a proposal to amend the 1995 Option Plan to increase the shares reserved for issuance thereunder by 400,000 shares. The proposed increase represents less than three percent of the Company's outstanding stock as of the record date for the Annual Meeting, which is equivalent to, or less than, prior increases to the 1995 Option Plan approved by the shareholders in 1998, 1997 and 1996. The Company is seeking shareholder approval of the proposed amendment to the 1995 Option Plan. A summary of the amended 1995 Option Plan is included as Appendix A to this Proxy Statement.

  The Board of Directors believes that the proposed increase is in the best interests of the Company for several reasons. First, the increase will provide an adequate reserve of shares for issuance under the 1995 Option Plan, which is an integral part of the Company's overall compensation program. In this regard, the Company anticipates awarding stock options in the future to a broader group of its management personnel to strengthen incentives for such persons. Second, the Board of Directors believes the proposed increase is essential for the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. Third, the Board of Directors believes the 1995 Option Plan is an important contributor to the alignment of employee and shareholder interests.

Amended 1995 Option Plan Benefits

  The following table sets forth information with respect to stock option grants under the 1995 Option Plan for the fiscal year ended January 30, 1999 to: (i) the Chief Executive Officer and the five most highly compensated executive officers of the Company in the fiscal year ended January 30, 1999;
(ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all other employees, including all current officers who are not executive officers, as a group:

                          Amended Plan Benefits Table

                                                     Dollar   Number of Shares
                                                     Value   Subject to Options
Name of Individual or Identity of Group              ($)(1)     Granted (#)
---------------------------------------             -------- ------------------
Ralph D. Dillon.................................... $128,400       27,000
Murray H. Dashe....................................   88,800       30,000
John F. Hoffner....................................  167,925       75,000
Kathi P. Lentzsch..................................   22,200        7,500
Joan S. Fujii......................................    8,800        3,000
Gary D. Weatherford................................    8,800        3,000
All current executive officers as a group (11
 total)............................................  493,113      169,050
All current non-employee directors (5 persons).....        0            0
All other current employees as a group.............  422,472       99,450

--------
(1) Calculated by determining the difference between the fair market value of the Company's Common Stock on January 30, 1999 ($23.67), and the exercise price of such options, multiplied by the number of shares.

Required Vote

  The proposed amendment of the 1995 Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum. See "Voting and Solicitation" above.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN.

                                PROPOSAL THREE

              APPROVAL OF AMENDMENTS TO 1996 DIRECTOR OPTION PLAN

  The 1996 Director Option Plan (the "Director Option Plan") was adopted by the Board of Directors and approved by the shareholders in March 1996. The Board of Directors and shareholders of the Company approved certain amendments to the plan in 1997, including a 60,000 share increase in the number of shares reserved for issuance under the plan. As a result of the 1997 amendments, a cumulative total of 102,450 shares of Common Stock have been reserved for issuance under the Director Option Plan. As of March 31, 1999, options to purchase 40,613 shares were issued and outstanding under the Director Option Plan, options to purchase 61,087 shares remained available for future grant and options to purchase 750 shares of Common Stock had been exercised.

  The Director Option Plan is designed to attract capable individuals to serve as directors of the Company, to retain such individuals as directors, and to incentivize non-employee directors (by providing them with an opportunity to acquire a significant ownership interest in the Company's Common Stock) to use their influence and talent to maximize value for all shareholders. Directors who are employed by the Company are not eligible to participate in the plan.

  The Director Option Plan was originally designed to be automatic in its operation. It provided that upon joining the Board of Directors each nonemployee director would be granted options to purchase 10,612 shares of Common Stock and each year thereafter, on the date of the annual meeting of shareholders (or June 30, if earlier), would be granted options to purchase an additional 3,000 shares of Common Stock. The exercise price of each option is the market value of the Common Stock on the date of grant. Additionally, such options have terms of 10 years, but terminate earlier if the individual ceases to serve as a director. Such options become exercisable by the holder at the rate of 25% of the shares subject to the option each year.

  Historically, options granted to nonemployee directors have been accounted for in the same manner as options granted to employees. Accordingly, such options have not caused any compensation expense to be recorded on the Company's income statement. In December 1998, the Financial Accounting Standards Board (the "FASB") proposed certain changes in the accounting treatment for options granted to directors that, if they become effective, will result in compensation expense charges that may affect future accounting periods in an unpredictable manner. Under the new proposals, prior to the respective vesting dates for option installments, the issuer of the option will have to accrue compensation expense at each quarterly accounting period if the market value of the stock exceeds the exercise price, based on the difference. Thus, if the Company's stock performs well, the compensation expense associated with options that are not fully exercisable at the time of grant will also increase commensurately.

  In view of these proposed changes in the accounting treatment for director options, the Board of Directors believes that it is desirable to amend the Director Option Plan to terminate the automatic grant mechanism and to provide flexibility to the Board of Directors in establishing the terms of options granted under the plan. Accordingly, the Board has approved amendments to the Director Option Plan to permit such flexibility and is asking the shareholders to approve such amendments. The Company is not seeking any increase in the number of shares reserved for issuance under the Director Option Plan. A summary of the amended Director Option Plan is included as Appendix B to this Proxy Statement.

  The effect of these amendments will be that in the future the Board of Directors will be able to grant its members who are not employed by the Company options to purchase such number of shares as may be determined by the Board and having terms of up to 10 years. Such options may be subject to vesting based on continued service or may be fully vested upon grant and may be granted at such times as the Board of Directors determines. Options granted under the Director Option Plan will continue to have exercise prices equal to the fair market value of the option at the date of grant. Further, if the Board wishes to grant options to purchase more than the current number of shares reserved for grant under the plan it will have to seek shareholder approval of the increase.

  If the proposed amendments are approved, the Board of Directors intends to implement the following program of option grants. Directors who join the Board after the amendments are approved would be granted options to purchase 2,850 shares of Common Stock upon joining the Board and again in each of the next three years. These options would be fully vested and exercisable at the time of grant and would terminate on the earlier of 10 years from the date of grant or six months after the individual ceases to serve as a director. Additionally, each director would receive an annual option grant on the date of the Annual Meeting or June 30th, whichever is earlier, provided that such director has served on the Board for the preceding six months. These annual option grants, which will have the same vesting, exercisability and termination provisions as the grants to new directors, will be made according to the following schedule:

                                                                      Options to
      Year of Grant(1)                                                be Granted
      ----------------                                                ----------
      Year 1.........................................................     950
      Year 2.........................................................   1,900
      Year 3.........................................................   2,850
      Each year thereafter...........................................   3,800

--------
(1) For current directors, Year 1 is 1999. For directors appointed after the amendment, Year 1 will be the year of the first annual meeting after such director has served on the Board for the requisite six-month period.

Under the changes proposed by the FASB for the accounting treatment of director options, the value of such options would be charged to the Company's income statement as compensation expense on the date of grant. Because the options would be fully vested on the grant date, there would be no further compensation expense associated with such options.

Amended Director Option Plan Benefits

  The following table sets forth information with respect to stock option grants expected to be made in the current fiscal year under the Director Option Plan to the Company's non-employee directors or their assignees:

                          Amended Plan Benefits Table

                                                                  Options to
                                                               be Granted During
      Name of Individual or Identity of Group                     Fiscal 1999(1)
      ---------------------------------------                  -----------------
      Joseph H. Coulombe.....................................          950
      Danny W. Gurr..........................................          950
      Olivier L. Trouveroy (2)...............................          950
      Thomas D. Willardson...................................          950
      All current directors who are not executive officers (5
       persons)..............................................        3,800

--------
(1) The exercise price for all grants will be at the fair market value of the Company's Common Stock at the time of grant.
(2) These options will be granted to Hampshire Equity Partners with which Mr. Trouveroy is employed. See "Security Ownership of Certain Beneficial Owners and Management."

Required Vote

  The amendments to the 1996 Director Option Plan require the approval of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum. See "Voting and Solicitation" above.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1996 DIRECTOR OPTION PLAN.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the current fiscal year ending January 29, 2000 and recommends that the shareholders ratify this selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be available at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote

  The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum. See "Voting and Solicitation" above.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

  The table below sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company in the fiscal year ended January 30, 1999:

                          Summary Compensation Table

                                    Annual Compensation Long-Term Compensation
                                    ------------------- ----------------------
                                                        Restricted Securities   All Other
                             Fiscal  Salary     Bonus     Stock    Underlying  Compensation
Name and Principal Position   Year     ($)       ($)    Award ($)  Options (#)     ($)
---------------------------  ------ ------------------- ---------- ----------- ------------
Ralph D. Dillon (1).....      1998   $289,047 $  50,000   $ --        27,000     $36,824(2)
                              1997    387,077   234,181     --       108,375         --
                              1996    368,846   245,908     --        75,000         --

Murray H. Dashe.........      1998    348,923   168,320     --        30,000         --
 Chairman, Chief              1997    199,904    87,958     --       159,375         --
 Executive Officer
 and President (3)

John F. Hoffner.........      1998    141,923    53,249     --        75,000      55,820(5)
 Executive Vice
 President,
 Administration,
 Chief Financial Officer
 and Secretary (4)

Kathi P. Lentzsch.......      1998    209,923    74,686     --         7,500         --
 Executive Vice               1997    200,000    77,000     --        94,500         --
 President,
 Merchandising and
 Marketing

Joan S. Fujii...........      1998    123,693    38,444     --         3,000         --
 Senior Vice President,       1997    117,308    37,392     --        31,500         --
 Human Resources              1996    104,002    31,303     --        12,000         --

Gary D. Weatherford.....      1998    135,808    50,599     --         3,000         --
 Senior Vice President,       1997    125,001    46,645     --        36,000         --
 Stores                       1996     97,889    35,732     --        12,000         --

--------
(1) Mr. Dillon served as the Company's Chief Executive Officer until his resignation from that position in February 1998. Following his resignation as Chief Executive Officer, Mr. Dillon remained employed by the Company as Chairman Emeritus of the Board of Directors and was compensated for providing consulting services to the Company. In May 1999, Mr. Dillon resigned from the Board of Directors but remained an employee of the Company. See "Employment and Related Agreements; Change in Control Arrangements."
(2) Amount reimbursed to Mr. Dillon for relocation expenses.
(3) Mr. Dashe became Chief Executive Officer and Chairman of the Board of the Company in February 1998 following the resignation of Mr. Dillon. Mr. Dashe joined the Company in June 1997 as Vice Chairman of the Board of Directors and was named President of the Company in September 1997.
(4) Mr. Hoffner joined the Company in June 1998 and the table reflects amounts earned by Mr. Hoffner from that date through the end of the Company's fiscal year, during which time he served as Executive Vice President, Administration, Chief Financial Officer and Secretary of the Company.
(5) Amount reimbursed to Mr. Hoffner for relocation expenses.

  The table below provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended January 30, 1999 to the persons named in the Summary Compensation Table.

                                          Individual Grants                  Potential Realizable
                         ---------------------------------------------------   Value at Assumed
                          Number of    Percent of                            Rates of Stock Price
                         Securities   Total Options                            Appreciation for
                         Underlying    Granted to      Exercise                Option Term (3)
                           Options    Employees in      Price     Expiration --------------------
          Name           Granted (#) Fiscal Year (1) ($/Share)(2)    Date      5%($)     10%($)
          ----           ----------- --------------- ------------ ---------- --------- ----------
Ralph D. Dillon.........   12,000          4.06%        $16.67     2/11/2008 $ 125,779 $  318,748
                           15,000          5.08          20.71     3/31/2008   195,363    495,089

Murray H. Dashe.........   30,000         10.15          20.71     3/31/2008   390,700    990,112

John F. Hoffner.........   52,500         17.77          21.08     6/15/2008   696,107  1,764,074
                           22,500          7.61          22.25    11/10/2008   314,840    797,867

Kathi P. Lentzsch.......    7,500          2.54          20.71     3/31/2008    97,676    247,528

Joan S. Fujii...........    3,000          1.02          20.71     3/31/2008    39,083     99,045

Gary D. Weatherford.....    3,000          1.02          20.71     3/31/2008    39,083     99,045

                       Option Grants in Last Fiscal Year

--------
(1) The Company granted options to employees to purchase a total of 295,500 shares of Common Stock during the fiscal year ended January 30, 1999.
(2) All options were granted at the fair market value of the Common Stock on the date of grant, as determined by the Board of Directors. The exercise price may be paid in cash, check, shares of the Company's Common Stock or through a cashless exercise procedure involving same-day sale of the purchased shares, or by any combination of such methods.
(3) Potential realizable value is net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect the Company's estimate of future stock price growth.

  The table below provides the specified information concerning the exercise of options to purchase the Company's Common Stock in the fiscal year ended January 30, 1999 and the unexercised options held as of January 30, 1999 by the persons named in the Summary Compensation Table.

  Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                            Number of
                                                      Securities Underlying     Value of Unexercised
                                                     Unexercised Options at     in the Money Options
                           Shares                        Fiscal Year-End      at Fiscal Year-End(1)($)
                          Acquired       Value      ------------------------- -------------------------
          Name           on Exercise Realized(1)($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------------- ----------- ------------- ----------- -------------
Ralph D. Dillon.........   201,298     $2,554,425     85,339       176,207     $969,652    $1,922,742
Murray H. Dashe.........    15,000        102,500     19,500       154,875      160,875     1,080,719
John F. Hoffner.........       --             --         --         75,000          --        167,500
Kathi P. Lentzsch.......       --             --      19,249        82,751      255,320       809,243
Joan S. Fujii...........     8,676        143,056     35,209        46,396      545,854       473,218
Gary Weatherford........    23,877        440,079     24,744        43,001      336,525       414,024

--------
(1) Calculated by determining the difference between the fair market value of the Company's Common Stock on the date of exercise or at January 30, 1999 ($23.67), as applicable, and the exercise price of such options, multiplied by the number of shares.

Employment and Related Agreements; Change in Control Arrangements

  During the fiscal year ended January 31, 1998, the Company had an employment agreement with Ralph Dillon (the "Dillon Employment Agreement") which provided for Mr. Dillon's employment by the Company as Chief Executive Officer at an annual base salary of not less than $340,000, such sum to be reviewed for possible increases by the Board of Directors prior to each anniversary of the date of the Dillon Employment Agreement, as well an annual performance bonus. The foregoing compensation package was in effect until February 11, 1998, which was the date Mr. Dillon ceased to be the Chief Executive Officer of the Company and became Chairman Emeritus of the Board of Directors and remained an employee of the Company. Effective February 12, 1998, the Dillon Employment Agreement was amended to provide that Mr. Dillon will receive an annual salary of $185,500 until the later of August 12, 1998 or the date upon which he ceases to be Chairman Emeritus of the Board of Directors of the Company. Thereafter, for the remaining term of the Dillon Employment Agreement, which extends until Mr. Dillon's 65th birthday, Mr. Dillon will be paid a minimal salary in exchange for limited consulting services. See "Certain Relationships and Related Transactions." In May 1999, the Company and Mr. Dillon entered into an Executive Transition Agreement (the "Transition Agreement") which provided for Mr. Dillon's continued employment by the Company as an advisor to the Chief Executive Officer providing management advice and strategic planning services. Pursuant to the Transition Agreement, Mr. Dillon will receive a base salary of: (i) $185,500 per year until March 31, 2000; (ii) $214,000 per year from April 1, 2000 until March 31, 2001; and (iii) $14,000 per year until September 30, 2005, at which time the Transition Agreement terminates.

  On May 6, 1998, the Company entered into an employment agreement with John Hoffner (the "Hoffner Employment Agreement"), which provides for Mr. Hoffner's employment by the Company as Executive Vice President, Chief Administrative Officer and Chief Financial Officer. The compensation package under the Hoffner Employment Agreement includes: (i) an annual base salary of $220,000, which may be increased at the discretion of the Company; (ii) a performance bonus of up to 35% of Mr. Hoffner's base salary; and (iii) a stock option grant of 52,500 shares, with a ten-year term and four-year vesting. Under the Hoffner Employment Agreement, in the event of the involuntary termination (as defined below) of Mr. Hoffner's employment prior to June 15, 2000, Mr. Hoffner will receive his monthly base compensation for a period of 12 months, and continued health, disability and life insurance benefits until the earlier of the date upon which he becomes covered under another employer's benefit plan or 12 months following the date of termination. In November 1998, the Board of Directors amended the Hoffner Employment Agreement to provide for 18 months of severance pay if, prior to June 15, 2000, his employment is involuntarily terminated after a change of control (as defined below).

  The Company has entered into retention agreements with the following executive officers: Murray Dashe, Kathi Lentzsch, Joan Fujii and Gary Weatherford. These agreements provide for payments to them in certain circumstances upon their involuntary termination, including termination following a change of control (as such terms are defined below). Pursuant to his agreement, Mr. Dashe will receive his monthly base compensation for a period of 12 months, and continued health, disability and life insurance benefits until the earlier of the date upon which he becomes covered under another employer's benefit plan or 12 months following the date of termination if his employment is involuntarily terminated prior to June 2000 by the Company for other than cause. In November 1998, the Board of Directors amended Mr. Dashe's agreement to provide for 18 months of severance pay in the event his employment is involuntarily terminated after a change of control. Pursuant to her agreement, Ms. Lentzsch will receive 12 months of severance pay if her employment is involuntarily terminated prior to June 15, 2000; provided, however, that if her employment is involuntarily terminated after a change of control, Ms. Lentzsch will receive 18 months of severance pay. Both Ms. Fujii's and Mr. Weatherford's agreements provide for six months of severance pay in the event either such employee is involuntarily terminated prior to June 15, 2000, and nine months of severance pay if either such employee is involuntarily terminated after a change of control.

  The agreements discussed in the preceding two paragraphs define an "involuntary termination" as either the termination by the Company of the executive's employment with the Company, other than for cause, or a material reduction in either the executive's salary and bonus or the executive's employee benefits. A "change of control" is defined as: (i) the acquisition by any person of securities representing 50% or more of the voting power of the Company's outstanding securities; (ii) a change in the composition of the Board of Directors within a two-year period resulting in a minority of incumbent directors; (iii) a merger or consolidation in which the Company's shareholders immediately prior to the transaction hold less than 50% of the voting power of the surviving entity immediately after the transaction; (iv) the sale or disposition of all or substantially all of the Company's assets; or (vi) the complete liquidation or dissolution of the Company.

  The Company's 1995 Stock Option Plan provides that in the event of a change of control of the Company, as that term is defined in the 1995 Stock Option Plan, outstanding stock options will become fully vested and will either be exchanged for the same per share consideration other shareholders receive in the sale, less the option exercise price, or become exercisable thereafter for such consideration.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Company's Executive Compensation program is administered by the Compensation Committee composed of three non-employee directors: Thomas D. Willardson, Chairman, Olivier L. Trouveroy and Nancy Pedot (who is not standing for re-election as a director). Edward A. Mule served as Chairman of the Compensation Committee until his resignation from the Board of Directors in November 1998.

Compensation Philosophy

  The objectives of the executive compensation program are:

  . to align compensation with Company performance in meeting both short-term and long-term business objectives and with the interests of the Company's shareholders

  . to enable the Company to attract, retain and reward leaders who are key to the continued successful growth of the Company

  . to reward high levels of performance, with pay-at-risk increasing at higher levels of the organization

Compensation Program

  The Committee annually reviews the compensation of its executive officers on the basis of each executive's responsibility, position and level of experience in conjunction with a competitive peer company salary survey. The Company's total direct compensation program consists of base salary, annual cash incentive opportunity (the "Cash Plus Incentive Plan") and long-term equity-based incentive opportunity.

  . The base salary structure is targeted at median competitive levels.

  . The Cash Plus Incentive Plan rewards the achievement of short-term operational goals based on the Company's achievement of targets established prior to the fiscal year for earnings before interest, taxes, depreciation and amortization (EBITDA), and other financial goals. The Committee believes that target bonus awards, in combination with base salaries, provide a total cash compensation opportunity at median competitive levels. If actual performance exceeds target levels, total cash compensation would be above median competitive levels. If actual performance does not meet target levels, total cash compensation would fall below median competitive levels.

  . Long-term incentive opportunity is delivered through annual basic grants under the Company's 1995 Option Plan at what the Committee believes are median competitive levels. An annual performance option grant provides additional equity opportunity above median competitive levels, based on the achievement of earnings per share targets.

Compensation of Chief Executive Officer

  The Committee generally uses the factors and criteria described above in establishing the compensation of the Chief Executive Officer. Mr. Dashe was promoted to Chairman, CEO and President on February 12, 1998 and his base salary was raised to $350,000. Mr. Dashe is also provided an incentive bonus, which was satisfied through his participation in the Company's Cash Plus Incentive Plan. Mr. Dashe's incentive award payment for the fiscal year ended January 30, 1999 was based on the EBITDA target established prior to the fiscal year. The Company exceeded the EBITDA target for the fiscal year, resulting in the incentive award payments for Mr. Dashe and the other executive officers reflected in the Summary Compensation Table above. Mr. Dashe's incentive award payment for the fiscal year ended January 30, 1999 was $168,320.

  Mr. Dashe was also awarded stock option grants for the purchase of an aggregate of 30,000 shares of Common Stock during the last fiscal year. Of these, options to purchase 15,000 shares were awarded as a standard annual option grant, and options to purchase 15,000 shares were considered "performance options" that would become exercisable if the Company met a specified earnings per share target for the fiscal year, which target was achieved.

  It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's shareholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

                                          The Compensation Committee

                                          Thomas D. Willardson, Chairman
                                          Nancy Pedot
                                          Olivier L. Trouveroy

Compensation Committee Interlocks and Insider Participation

  Neither Nancy Pedot, Olivier L. Trouveroy nor Thomas D. Willardson, the members of the Company's Compensation Committee, is an executive officer of any entity for which any executive officer of the Company serves as a director or a member of the Compensation Committee. See also "Certain Relationships and Related Transactions."

                               PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total return for the Company's Common Stock, the Nasdaq National Market--U.S. Index and the Nasdaq CRSP Retail Group Index from the date trading commenced in the Company's Common Stock (April 4, 1996) through the fiscal year ended January 30, 1999. In preparing the graph it was assumed that: (i) $100 was invested on April 4, 1996 in the Company's Common Stock at an initial public offering price of $10.00 per share, the Nasdaq National Market--U.S. Index and the Nasdaq CRSP Retail Group Index; and (ii) all dividends were reinvested.

                       [PERFORMANCE GRAPH APPEARS HERE]

                        IPO                                         Quarter End
                      ------  ----------------------------------------------------------------------------------------------
                      4/4/96  Apr-96  Jul-96  Oct-96  Jan-97  Apr-97  Jul-97  Oct-97  Jan-98  Apr-98  Jul-98  Oct-98  Jan-99
                      ------------------------------------------------------------------------------------------------------
Cost Plus, Inc.         100     158     150     118     115     110     170     181     165     216     197     200     237
Nasdaq Stock Market     100     113     104     118     119     128     145     146     149     162     138     163     232
Nasdaq Retail Trade     100     112     107     111     105     108     121     125     126     144     105     124     154

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding Report of the Compensation Committee and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such Compensation Committee Report or Performance Graph be incorporated by reference into any future filings.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In connection with Mr. Dillon's resignation as the Company's Chief Executive Officer in February 1998, the Company purchased from him, pursuant to the terms of the Dillon Employment Agreement (See "Employment and Related Agreements; Change in Control Agreements"), 225,002 shares of Common Stock of the Company at a price per share of $16.67 (the closing price of the Common Stock as reported by the Wall Street Journal for the Nasdaq National Market System on February 12, 1998), for a total purchase price of $3,750,025.

  In July 1998, the Board of Directors approved a bridge loan to John Hoffner to assist him in relocating to the San Francisco Bay Area from his home in San Diego. The loan was for the principal amount of $180,000 with simple interest at the rate of 5.88%. The loan was due and payable upon the earlier of (i) three years after its issuance or (ii) the third business day after the sale of Mr. Hoffner's home in San Diego. The Company made the loan to Mr. Hoffner pursuant to the 1997 Executive Officer and Key Employee Loan Plan, which was approved by the Board of Directors in May 1997 and the Company's shareholders in June 1997. Mr. Hoffner has repaid the loan in full.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The table below sets forth as of March 31, 1999 (except as otherwise indicated) certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers as a group.

                                                        Shares
                                                     Beneficially
Name and Address(1)                                     Owned     Percentage(2)
-------------------                                  ------------ -------------
The TCW Group, Inc.(3)..............................  1,230,292       9.22%
 865 South Figueroa
 Los Angeles, CA 90017
Delaware Management Holdings, Inc.(4)...............  1,098,442       8.23%
 One Commerce Square
 2005 Market Street
 Philadelphia, PA 19103
Citigroup, Inc.(5)..................................  1,030,633       7.72%
 153 East 53rd Street
 New York, NY 10043
Capital Research and Management Company
 SMALLCAP World Fund, Inc.(6).......................    855,000       6.41%
 333 South Hope Street
 Los Angeles, CA 90071
Dresdner Bank AG (7)................................    756,600       5.67%
 Jurgen--Ponto--Platz 1
 60301 Frankfurt, Germany
Ralph D. Dillon (8).................................    182,576       1.35%
Murray H. Dashe(9)..................................     16,475          *
John F. Hoffner.....................................         --         --
Kathi P. Lentzsch(10)...............................     41,784          *
Joan S. Fujii(11)...................................     37,159          *
Gary D. Weatherford(12).............................     37,407          *
Joseph H. Coulombe(13)..............................      8,708          *
Danny W. Gurr(14)...................................      8,456          *
Nancy Pedot.........................................         --         --
Olivier L. Trouveroy(15)............................     29,708          *
Thomas D. Willardson(16)............................      8,709          *
All current directors and executive officers as a
 group (16 persons)(17).............................    273,884       2.02%

--------
  * Less than 1%
 (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown.

 (2) Percentage ownership is based on 13,346,660 shares of Common Stock outstanding as of March 31, 1999 plus any shares issuable pursuant to the options held by the person or group in question which may be exercised within 60 days of March 31, 1999.

 (3) Information is as of February 12, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission by The TCW Group, Inc. Mr. Robert Day is the majority shareholder of The TCW Group, Inc. and is deemed also to have beneficial ownership of the shares held by The TCW Group, Inc.

 (4) Information is as of February 8, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Delaware Management Holdings, Inc. and Delaware Management Business Trust, both of which report to have beneficial ownership of the shares.

 (5) Information as of February 12, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Citigroup, Inc. ("Citigroup"), Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Mutual Management Corp. ("MMC"). Citigroup is the sole stockholder of SSB Holdings, and SSB Holdings is the sole stockholder of MMC. Citigroup has shared voting and dispositive power with SSB Holdings with respect to 1,030,633 shares. Citigroup and SSB Holdings have shared voting and dispositive power with MMC with respect to 770,550 shares.

 (6) Information as of February 11, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Capital Research and Management Company ("Capital Research") and SMALLCAP World Fund, Inc. ("SMALLCAP"). Capital Research is an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940 and has sole dispositive power as to 855,000 shares. SMALLCAP is an investment company registered under the Investment Company Act of 1940 which is advised by Capital Research, and has sole voting power as to 855,000 shares.

 (7) Information as of February 16, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Dresdner Bank AG ("Dresdner Bank"), Dresdner RCM Global Investors US Holdings LLC, ("Dresdner Holdings") and Dresdner RCM Global Investors LLC ("Dresdner RCM"). Dresdner RCM is an investment adviser and a wholly owned subsidiary of Dresdner Holdings which is a wholly owned subsidiary of Dresdner Bank. Each of Dresdner Bank, Dresdner Holdings and Dresdner RCM report sole voting power of 407,100 shares and sole dispositive power of 756,600 shares.

 (8) Includes 46,463 shares held by The Dillon Trust, of which Mr. Dillon and his spouse are trustees. Also includes 136,113 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

 (9) Consists of 16,475 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(10) Includes 41,250 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(11) Includes 35,175 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(12) Includes 36,281 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(13) Includes 5,304 shares held by the Coulombe Family Trust. Also includes 3,404 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(14) Includes 1,800 shares registered in the name of Mr. Gurr's spouse, Vivian Southwell. Also includes 6,056 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(15) Includes 21,000 shares held of record by ING (U.S.) Capital Corporation ("ING") on behalf of Hampshire Equity Partners (formerly ING Equity Partners, LP I) ("Equity Partners"), the beneficial owner of such shares. Mr. Trouveroy, a director of the Company, is a managing partner of Equity Partners. Also includes 8,708 shares issuable upon exercise of stock options held by ING exercisable within 60 days of March 31, 1999.

(16) Consists of 8,709 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.

(17) See notes (9) through (16) above. Also includes 13,452 shares held by executive officers of the Company not named in the table above and 71,936 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999 held by such officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 30, 1999, all officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements, except that Form 5s filed by Mervin G. Morris (who served on the Board of Directors until June 1998), Joseph H. Coulombe, Thomas D. Willardson and Danny W. Gurr omitted the annual option grants to non-employee directors that occurred in June 1997. Messrs. Morris, Coulombe, Willardson and Gurr reported the option grants in Form 4s filed during the fiscal year ended January 30, 1999.

                      DEADLINE FOR RECEIPT OF SHAREHOLDER
                       PROPOSALS -- 2000 ANNUAL MEETING

  Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company's 2000 Annual Shareholder Meeting must submit such proposal to the Company by January 15, 2000 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a shareholder wishing to make a proposal at the 2000 Annual Shareholder Meeting must submit such a proposal to the Company prior to March 30, 2000.

                                 OTHER MATTERS

  The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Murray H. Dashe
                                          Chairman of the Board, Chief
                                           Executive Officer
                                           and President

Dated: May 14, 1999

                                  APPENDIX A

                       Summary of 1995 Stock Option Plan
                        (including proposed amendment)

  The essential features of the 1995 Stock Option Plan (the "1995 Option Plan") are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 1995 Option Plan. Capitalized terms used herein and not defined shall have the meanings set forth in the 1995 Option Plan.

  Purpose. The purpose of the 1995 Option Plan is to strengthen the Company by providing an incentive to selected officers and other key employees and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to selected officers and other key employees of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of stock options to purchase Common Stock of the Company.

  Administration. The 1995 Option Plan is administered by the Board or a committee appointed by the Board (as applicable, the "Administrator"). Such committee may consist of (i) two or more "non-employee" directors in order to grant options to officers and directors in compliance with Rule 16b-3 promulgated under the Exchange Act or (ii) two or more "outside" directors in order to grant options intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Administrator may make any determinations deemed necessary or advisable for the 1995 Option Plan.

  Eligibility. The 1995 Option Plan provides that options may be granted to employees, including officers, directors and consultants of the Company, its parent or subsidiaries. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each grant.

  Limits on Grants. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1995 Option Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 397,983 shares of Common Stock.

  Reserved Shares. The maximum number of shares that may be subject to option grants under the 1995 Option Plan is 2,912,004 shares, less the aggregate number of shares (i) subject to options outstanding under the Company's 1994 Stock Option Plan and (ii) issued upon exercise of options granted under the 1994 Stock Option Plan. Subject to the provisions of the 1995 Option Plan, any shares of Common Stock which cease to be subject to an option will become available for future option grants under the 1995 Option Plan.

  Terms of Options. The specific terms of each option granted under the 1995 Option Plan are determined by the Administrator. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

    (a) Exercise of Option. The Administrator determines when options may be exercisable. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the exercise of any option may be paid, at the discretion of the Administrator, in cash, check, cashless exercise, or other shares of Common Stock (with some restrictions).

    (b) Exercise Price. The exercise price under the 1995 Option Plan is determined by the Administrator, provided that, in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and, provided further, that, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

    (c) Disability or Retirement of Optionee. If optionee's employment with or service as a consultant to or director of the Company ends because of optionee's disability or voluntary retirement (at or after age 65 or at or after age 55 with the Company's consent), optionee may exercise his or her options for one year after the date of termination (but in no event later than the expiration date of the options) to the extent the options were vested as of the date of termination unless otherwise provided for in the stock option agreement. The Administrator may provide in the stock option agreement for the options to become fully vested and exercisable on the date of such termination.

    (d) Death of Optionee. If an optionee should die while employed by or serving as a consultant to or director of the Company, or within thirty days after termination of optionee's employment, consultancy or directorship, the options may be exercised at any time within one year after the date of death (but in no event later than the date of expiration of the term of the option). If an optionee's employment with the Company is terminated because of his or her death, all options held by the optionee shall be exercisable, including those not vested or exercisable on the date of such optionee's death.

    (e) Termination for Cause. If an optionee's employment with or service as a consultant to the Company is terminated for cause, all options held by the optionee will terminate on the date of optionee's termination. Cause includes (i) the intentional failure to perform reasonably assigned duties,
  (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in actions in connection with the performance of duties which are adverse to the Company's interests or for personal profit or (iv) the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) in connection with the performance of duties.

    (f) Termination of Employment. If the optionee's status as an employee, consultant or director terminates for any reason other than death, disability, retirement, or cause, an option may be exercised for thirty days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

    (g) Termination of Options. Stock options granted under the 1995 Option Plan expire as determined by the Administrator, but in no event later than ten (10) years from the date of grant. However, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may not be greater than five (5) years. Under the form of option agreement currently used by the Company, options generally expire ten (10) years from the date of grant.

    (h) Non-transferability of Options. Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

    (i) Vesting. Unless otherwise determined by the Administrator, one-fourth of the shares subject to option will vest and become exercisable each year on the anniversary of the option's grant date.

    (j) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Option Plan as may be determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event a change in the Company's capitalization as a result of a merger, consolidation, reorganization, spin-off, stock dividend, stock split, reclassification or recapitalization, the Administrator will determine the appropriate adjustment to be made in the number of shares reserved for issuance under the 1995 Option Plan, the maximum number of shares which may be granted annually to each employee under the 1995 Option Plan and the number of shares subject to outstanding options under the 1995 Option Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made so as not to cause a modification (as defined in the Code) of any incentive stock options.

  Change of Control. In connection with a change of control of the Company, each outstanding option shall become fully vested and exercisable and, at the election of the Company:

    (a) (i) each option shall be deemed to have been exercised to the extent it had not been exercised prior to that date; (ii) the shares issuable in connection with the deemed exercise of each option shall be issued to the acquiror of the Company, if any; and (iii) the optionee shall receive a per share payment equal to the number (or amount) and kind of consideration that each holder of a share was entitled to receive in connection with the transaction, reduced by the per share option price, or

    (b) shall be terminated in exchange for a per share payment for each share then subject to such option equal to the number (or amount) and kind of consideration that each holder of a share was entitled to receive in connection with the transaction, reduced by the per share option price, or

    (c) in the event of a change of control of the Company that is consummated pursuant to a merger, consolidation or reorganization (a "Transaction"), each outstanding option shall become fully (100%) vested and exercisable, and the 1995 Option Plan and the outstanding options shall continue in effect and each optionee shall be entitled to receive in respect of each share subject to any outstanding option, upon exercise of such option, the same number (or amount) and kind of consideration that each holder of a share was entitled to receive in connection with the Transaction.

  A change of control means (i) a merger or consolidation of the Company where the Company's stockholders prior to the merger or consolidation do not own at least fifty percent of the Company after the merger or consolidation, (ii) the sale of all or substantially all of the assets of the Company, (iii) the complete liquidation or dissolution of the Company, (iv) an acquisition by any person directly or indirectly of fifty percent or more of the total voting power of the Company and (v) certain changes in the composition of the board of directors occurring within a two year period.

  Sale of the Company. In the event of a sale of the Company, each optionee shall sell all incentive stock options, vested and unvested, granted prior to February 12, 1998, and receive the same consideration entitled to each shareholder in connection with the sale of the Company and, if certain conditions are met, may be required to vote in favor of the sale of the Company. The consideration received by an optionee with an incentive stock option granted prior to February 12, 1998 will be reduced by an amount equal to the optionee's proportionate share of the expenses of the sale incurred by certain controlling shareholders of the Company. A sale of the Company includes a sale of all or substantially all of the assets of the Company, a complete liquidation or dissolution of the Company, and a merger consolidation or reorganization involving the Company if certain conditions are met.

  Amendment and Termination of Plan. The Board of Directors may amend the 1995 Option Plan at any time, or may terminate the 1995 Option Plan, without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1995 Option Plan for which shareholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or shareholders may unilaterally impair any option previously granted under the 1995 Option Plan. In any event, the 1995 Option Plan will terminate in November, 2005. Any options outstanding under the 1995 Option Plan at the time of its termination will remain outstanding until they expire by their terms.

Tax Information

  The following is a summary of the effect of federal income taxation with respect to the grant and exercise of options under the 1995 Option Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonqualified Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

                                  APPENDIX B

                     Summary of 1996 Director Option Plan
                        (including proposed amendments)

  The essential features of the 1996 Director Option Plan (the "Director Option Plan") are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Director Option Plan. Capitalized terms used herein and not defined shall have the meanings set forth in the Director Option Plan.

  Purpose. The purposes of the Director Option Plan are to attract and retain the best available individuals for service as non-employee directors of the Company ("Outside Directors"), to provide additional incentive to the Outside Directors and to encourage their continued service on the Board of Directors.

  Administration. The Director Option Plan is administered by the Board of Directors or a committee appointed by the Board (the "Committee"), whose members receive no additional compensation for such service. All grants of options under the Director Option Plan are subject to the discretion of the Committee pursuant to the terms of the Director Option Plan. All questions of interpretation or application of the Director Option Plan are determined by the Board of Directors, whose decisions are final and binding upon all participants.

  Eligibility. Options under the Director Option Plan may be granted only to Outside Directors of the Company or the director's assignee. As of the Record Date, there were five Outside Directors of the Company, four of whom have been nominated to serve as directors for the 1999 fiscal year.

  Terms of Options. The specific terms of each option granted under the Director Option Plan are determined by the Committee. Each option granted under the Director Option Plan is evidenced by a written stock option agreement between the Company and the optionee. Options are generally subject to the terms and conditions listed below.

  Exercise of the Option. Options granted under the Director Option Plan expire as determined by the Committee, but in no event later than ten years from the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. Payment for shares purchased upon exercise of an option shall be in cash, check, certain other shares of the Company's Common Stock, pursuant to a "cashless" exercise program or any combination of the foregoing payment methods.

  Exercise Price. The per share exercise price for shares to be issued pursuant to exercise of an option under the Director Option Plan is 100% of the fair market value per share of the Company's Common Stock on the date of grant of the option. The fair market value is determined by the closing price on the Nasdaq National Market on the date of the grant of the option.

  Termination of Continuous Status as Director. If an optionee ceases to serve as a director, he or she may, but only within six months after the date he or she ceases to be a director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination (but in no event later than the expiration of its term). To the extent that he or she was not entitled to exercise the option at the date of such termination, or if he or she does not exercise such option within the time specified, the option terminates.

  Disability or Death. In the event that a director is unable to continue the director's service as such with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code) or if an optionee should die while a director of the Company, the director or his or her estate may, but only within twelve months from the date of termination due to disability or death, exercise the option to the extent the director was entitled to exercise the option at the date of such termination (but in no event later than the expiration of its term). To the extent that the director was not entitled to exercise the option at the date of such termination, or if the director or his or her estate does not exercise such option within the time specified, the option terminates.

  Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, options under the Director Option Plan shall terminate.

  Merger or Asset Sale. In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If the successor does not agree to assume or substitute the option, each option shall also become fully vested and exercisable for a period of thirty days from the date the Board notifies the optionee, after which period the option shall terminate. If, after the assumption or substitution of the options, the director does not continue as a director of the Company or the successor corporation other than as a result of a voluntary resignation, the option will become fully vested and exercisable and remain exercisable for six months after the end of the directorship.

  Capital Changes. In the event of any changes made in the Company's capitalization which result in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Director Option Plan, as well as the number of shares reserved for issuance under the Director Option Plan.

  Nontransferability of Option. Options granted pursuant to the Director Option Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

  Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the Board.

Amendment and Termination

  The Board may at any time amend, alter, suspend or discontinue the Director Option Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of any optionee under any grant theretofore made without such optionee's consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, including the requirements of the NASD (or an established stock exchange), the Company shall obtain shareholder approval of any amendment to the Director Option Plan in such a manner and to such a degree as required.

Federal Income Tax Aspects of the Director Option Plan

  Options granted pursuant to the Director Option Plan are "nonstatutory options" and will not qualify for any special tax benefits to the optionee.

  An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under Section 16(b) of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to
Section 83(b) of the Code within thirty days after the date of exercise.

  Upon a resale of shares acquired pursuant to an option under the Director Option Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

  The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option under the Director Option Plan. The Company is not required to withhold any amount for tax purposes on any such income included by the optionee.

  The foregoing summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant of options under the Director Option Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

                                                                       1505-PS99

                                COST PLUS, INC.

                             1995 STOCK OPTION PLAN
                           (Adopted November 1, 1995)
                           (Amended October 15, 1996)
                            (Amended July 23, 1996)
                            (Amended April 21, 1997)
                          (Amended February 12, 1998)
                            (Amended June 18, 1998)
                            (Amended May ___, 1999)

     1.   Purpose.
          -------

          The purpose of this Plan is to strengthen Cost Plus, Inc., a California corporation (the "Company"), by providing an incentive to selected officers and other key employees and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to selected officers and other key employees of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase Common Stock of the Company.

     2.   Definitions.
          -----------

          For purposes of the Plan:

          2.1 "Affiliate" means (i) with respect to any Person which is not a natural person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, such Person; and (ii) with respect to any Person who is a natural person, any of the following: (x) any spouse, parent, child, brother or sister of such Person or any issue of the foregoing (as used in this definition, issue shall include persons legally adopted into the line of descent), (y) a trust solely for the benefit of such Person or any spouse, parent, child, brother or sister of such Person or for the benefit of any issue of the foregoing or (z) any corporation or partnership which is controlled by such Person, or by any spouse, parent, child, brother or sister of such Person or by any issue of the foregoing.

          2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          2.3  "Board" means the Board of Directors of the Company.

          2.4 "Cause," unless otherwise defined in the Agreement evidencing a particular Option, means an Eligible Individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          2.5 "Change in Capitalization" means any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, stock dividend, stock split or reverse stock split.

          2.6 "Change of Control" means the occurrence of any of the following events:

          (i) The acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

          (ii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

          (iii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the approval by the stockholders of the Company of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all the Company's assets;

               (iv) The sale of all or substantially all of the assets of the Company determined on a consolidated basis; or

               (v)   The complete liquidation or dissolution of the Company.

          2.7  "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Committee" means a committee, as described in Section 3.1, appointed by the Board to administer the Plan and to perform the functions set forth herein.

          2.9  "Company" means Cost Plus, Inc., a California corporation.

          2.10 "Controlling Shareholders" means Internationale Nederlanden (U.S.) Capital Corporation and Pearl Street L.P., collectively.

          2.11 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.12 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor.

          2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.14 "Fair Market Value" means on any date, (i) with respect to any stock or other security (including, without limitation, the Shares) (a) if such security is listed or admitted to trading on a national securities exchange or the Nasdaq National Market of the National Association of Securities Dealers Automated Quotation System, the closing price of such security (or the closing bid, if no shares were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in such security for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Committee deems reliable, (b) if such securities are not listed or admitted to trading, the arithmetic mean of the closing bid price and the closing asked price on such date as quoted on such other market in which such prices are regularly quoted, or (c) if there have been no published bid or asked quotations with respect to such security on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of securities relating to an Incentive Stock Option, in accordance with Section 422 of the Code, and (ii) with respect to all other property and consideration, the value conclusively determined in good faith by the Committee in its sole discretion. Any determination made by the Committee hereunder shall be final, binding and non-appealable.

          2.15 "First Vesting Date" means, (i) as to Options granted prior to June 30, 1996, the earlier to occur of June 30, 1997 and the first anniversary of the Company's Initial Public Offering, and (ii) as to each Option granted on or after June 30, 1996, the first anniversary of the Grant Date for such Option.

          2.16 "Grant Date" means with respect to each Option, the Grant Date as defined in the applicable Agreement.

          2.17 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.18 "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Shares on a fully diluted basis (a "5% Owner"), and any Person who is not an Affiliate of a 5% Owner.

          2.19 "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to one or more effective registration statements under the Securities Act (other than registrations on Form S-8 or Form S-4 or any other registration statement used for a business combination or any successor form to any such Forms) ("Registration Statements").

          2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.21 "Option" means an option to purchase Shares granted pursuant to the Plan.

          2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.24 "Own" or any derivation thereof means beneficial ownership as defined in Rule 13d-3 promulgated under the Exchange Act.

          2.25 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.26 "Per Share Option Price" means, with respect to each Option, the per share exercise price with respect to such Option.

          2.27 "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          2.28 "Plan" means this Cost Plus, Inc. 1995 Stock Option Plan.

          2.29 "Pooling Period" means, with respect to a Pooling Transaction, the period ending on the first date on which the combined entity resulting from such Pooling Transaction publishes combined operating results for at least thirty (30) days.

          2.30 "Pooling Transaction" means an acquisition of the Company in a transaction which is treated as a "pooling of interests" under generally accepted accounting principles.

          2.31 "Securities Act" means the Securities Act of 1933, as amended.

          2.32 "Shares" means the common stock, par value $.01 per share, of the Company.

          2.33 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.34 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.35 "Ten-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3. Administration.
        --------------

          3.1  The Plan shall be administered as follows:

               (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. Except as otherwise provided in the Company's Articles of Incorporation or By-Laws, a quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Except as otherwise provided in the Company's Articles of Incorporation or Bylaws, any decision or determination reduced to writing and signed by the requisite number of the members of the Committee shall be as fully effective as if made by the vote of the requisite number of members at a meeting duly called and held.

               (b)  Procedure.
                    ---------

                    (i)  Multiple Administrative Bodies. The Committee shall be
                         ------------------------------
composed of the Board or a committee of the Board. The Plan may be administered by different Committees with respect to different Optionees.

                    (ii) Section 162(m).  To the extent that the Board
                         --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

                    (iii) Rule 16b-3.  To the extent desirable to qualify
                          ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iv)  Other Administration.  Other than as provided above,
                          --------------------
the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (c) No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to determine those Eligible Individuals to whom Options shall be granted under the Plan and, subject to Section 5.2, the number of Shares subject to each Option to be granted, to prescribe the terms and conditions (which need not be identical) of each such Option, including the Fair Market Value on any date, the Per Share Option Price for the Shares subject to each Option in accordance with Section 5.3, and to make any amendment or modification to any Agreement, including the acceleration of vesting, consistent with the terms of the Plan;

          (b) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

          (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employ ment or service for purposes of the Plan;

          (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to the Plan.
          -------------------------

          (a) The maximum number of Shares that may be made the subject of Options granted under the Plan shall be 2,912,004 Shares (post split), less the aggregate number of Shares from time to time (i) subject to options outstanding under the Cost Plus, Inc. 1994 Stock Option Plan (the "1994 Option Plan") or
(ii) issued upon exercise of options granted under the 1994 Option Plan. Options to be granted under the Plan shall be granted under the Form of Cost Plus, Inc. 1995 Stock Option Plan Incentive Stock Option Agreement attached as Exhibit A-1
                                                                    -----------
or Nonqualified Stock Option Agreement attached as Exhibit A-2, which forms of
                                                   -----------
agreement may be modified or amended by the Committee from time to time so long as any such modified or amended agreement is not inconsistent with any provision of the Plan.

          (b) Upon a Change in Capitalization, the number of Shares set forth in this Section 4 and in Section 5 shall be adjusted in number and kind pursuant to
Section 6.

          (c) Upon the granting of an Option, the number of Shares available for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect thereof, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option shall again be available for the granting of Options by the Committee under the terms of the Plan.

          (d) The Board shall reserve for the purpose of the Plan, out of its authorized but unissued Shares, 2,912,004 Shares (post split), less the aggregate number of Shares from time to time (i) subject to options outstanding under the 1994 Option Plan or (ii) issued upon exercise of options granted under the 1994 Option Plan.

     5.   Option Grants for Eligible Individuals.
          --------------------------------------

          5.1  Authority of Committee.  Except as otherwise expressly provided
               ----------------------
in this Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall
                                    -----------------
receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

          5.2  Eligibility.
               -----------

          (a) No Eligible Individual may be granted, in any fiscal year of the Company, Options to purchase more than 397,983 Shares; provided that the limitation set forth in this Section 5.2(a) shall only apply to Options granted after the Company's Initial Public Offering. If an Option is cancelled (other than in connection with a Change of Control), the cancelled Option will be counted against the limit set forth in this Section 5.2(a). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          (b) Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

              (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

              (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.2(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          5.3  Option Exercise Price.  The Per Share Option Price for the Shares
               ---------------------
to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

          (a) In the case of an Incentive Stock Option granted to an Eligible Individual who, at the time of the grant of such Incentive Stock Option, is a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 110% of the Fair Market Value per Share on the Grant Date.

          (b) In the case of an Incentive Stock Option granted to any Eligible Individual other than a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          5.4  Duration of Options.
               -------------------

          (a) Maximum Duration.  Each Option granted hereunder shall be for a
              ----------------
term of not more than ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               (b)  Termination of Employment.
                    -------------------------

                    (i) Death, Disability or Retirement. In the event the
                        -------------------------------
Optionee's employment with or service as a consultant to or director of the Company is terminated as a result of Disability or death or the voluntary retirement of the Optionee at or after age 65 (or age 55 with Company consent) ("Retirement") or the Optionee dies within the thirty (30) day period described in Section 5.4(b)(iii) below, the Optionee or, in the case of the Optionee's death, Optionee's legal representatives, may at any time within one
(1) year after his or her termination, exercise any Options then held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of such termination, after which time such Options shall terminate in full; provided, however, that if the employment of an Optionee is terminated as a result of Disability that does not qualify as a "permanent and total disability" as defined in Code Section 22(e)(3) and the regulations thereunder, Incentive Stock Options held by the Optionee shall be treated as Nonqualified Stock Options as of the date that is three (3) months and one (1) day following such termination of employment. Any portion of an Incentive Stock Option granted to an Optionee which is not exercised within the three (3) month period following the Optionee's Retirement shall thereafter cease to be an Incentive Stock Option and shall be treated as a Nonqualified Stock Option. In the event of an Optionee's termination of employment due to death as described in this Section, all Options held by the Optionee shall be exercisable, even as to Shares previously unvested, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein. Notwithstanding anything else in this Section, the Committee may, in its discretion, provide in the Agreement that any Options held by Optionee on the date Optionee's employment with or service as a consultant or director of the Company terminates as a result of Disability or Retirement shall become fully vested and exercisable as of such termination date.

                    (ii)  Cause.  In the event Optionee's employment with or
                          -----
service as a consultant to or director of the Company is terminated for Cause, all Options held by the Optionee shall terminate on the date of the Optionee's termination whether or not exercisable.

                    (iii) Other Termination. If Optionee's employment with or
                          -----------------
service as a consultant to or director of the Company is terminated for any reason other than Disability, death, Retirement or Cause (including the Optionee's ceasing to be employed by or a consultant to or director of a Subsidiary or division of the Company or any Subsidiary as a result of the sale of such Subsidiary or division or an interest in such Subsidiary or division), the Optionee may at any time within thirty (30) days after such termination, exercise any Options held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of the termination, after which time such Options shall terminate in full.

          5.5  Vesting.  Unless otherwise provided for by the Committee in an
               -------
Agreement and subject to Section 5.10, each Option shall become vested and exercisable as to 25% of the aggregate number of Shares covered by the Option on the First Vesting Date, and as to an additional 25% of the aggregate number of Shares covered by the Option on each of the first, second and third anniversaries of the First Vesting Date. Any fractional number of Shares resulting from the application of the vesting percentage shall be rounded to the next higher whole number of Shares. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date an Option expires or terminates. Notwithstanding the foregoing (or any other provision to the contrary contained in the Plan or any Agreement) all outstanding Options shall immediately become fully (100%) vested and exercisable upon a Change of Control. In addition, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

          5.6  Modification.  No modification of an Option shall adversely alter
               ------------
or impair any rights or obligations under the Option without the Optionee's consent.

          5.7  Nontransferability.  Unless otherwise provided by the Committee
               ------------------
in an Agreement, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. An Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          5.8  Method of Exercise.  The exercise of an Option shall be made only
               ------------------
by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash, (ii) check, (iii) transferring Shares to the Company upon such terms and conditions as determined by the Committee or (iv) pursuant to a cashless exercise providing for the exercise of the Option and sale of the underlying Shares by a designated broker and delivery of the Shares by the Company to such broker. Cashless exercises shall be subject to such procedures as may be established from time to time by the Committee in its sole discretion. The Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. With respect to the transfer of Shares to the Company as payment, in part or in whole, of the exercise price (i) any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option; and (ii) any Shares acquired upon the exercise of an option must have been owned by the Optionee for more than six months prior to such transfer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest whole number of Shares.

          5.9  Rights of Optionees.  No Optionee shall be deemed for any purpose
               -------------------
to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          5.1  Change of Control.
               -----------------

              (a) In the event of a Change of Control, each outstanding Option shall become fully (100%) vested and exercisable. In addition, at the election of the Company the following shall occur:

                  (A) (i) each Option shall be deemed to have been exercised to the extent it had not been exercised prior to that date, (ii) the Shares issuable in connection with the deemed exercise of each Option shall be issued to and in the name of the acquiror of the Company, if any, and (iii) in respect of each Share issued in connection with the deemed exercise of an Option, the Optionee shall receive a per Share payment equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Option Price, or

                  (B) immediately after each outstanding Option has become fully (100%) vested it shall be terminated in exchange for a per share payment for each Share then subject to such Option equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Option Price, or

                  (C) in the event of a Change of Control that is consummated pursuant to a merger, consolidation or reorganization (a "Transaction"), each outstanding Option shall become fully (100%) vested and exercisable, and the Plan and the outstanding Options shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Option, upon exercise of such Option, the same number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Transaction in respect of a Share.

          (b) Any sale of Shares by any Optionee in any Change of Control shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale by the shareholders of the Company.

          (c) For all purposes of the Plan, the value of stock, securities, property or other consideration shall be the Fair Market Value of such stock, securities, property or other consideration as determined in accordance with
Section 2.13.

          (d) With respect to Incentive Stock Options granted prior to February 12, 1998, in the event of a Change of Control as described in Sections 2.6
(iii), (iv) and (v), the Optionee shall sell his or her Shares and, if shareholder approval of the transaction is required and if the Company receives an opinion of an independent, nationally recognized investment banking firm retained by the Board to the effect that the consideration to be received in such Sale of the Company, as the case may be, is fair to the shareholders of the Company, shall vote his or her Shares in favor thereof, and waive any dissenters' rights, preemptive rights, appraisal rights or similar rights, as the case may be. (The fees and expenses incurred in obtaining such opinion shall be borne by the Company.)

          (e) With respect to Incentive Stock Options granted prior to February 12, 1998, in any case, in the event of a Change of Control as described in Sections 2.6(iii), (iv) and (v) (a "Sale of the Company"), the payment made to each Optionee shall be further reduced by an amount equal to the Optionee's proportionate share of the expenses of sale incurred by the Controlling Shareholders in connection with the Sale of the Company. In any Sale of the Company, at the request of the Controlling Shareholders or the Company, each Optionee shall execute and deliver a counterpart of an agreement pursuant to which such Optionee agrees to sell its Shares in the Sale of the Company, provided that such Optionee shall not be required to make, in connection with
--------
such Sale of the Company, any representations and warranties with respect to the Company or its business or with respect to any other Optionee or selling shareholder. In addition, each Optionee shall be responsible for such Optionee's proportionate share of the expenses of sale incurred by the selling shareholders in connection with the Sale of the Company and the obligations and liabilities (including obligations and liabilities for indemnification (including indemnification obligations and liabilities for (x) breaches of representations and warranties made by the Company or any other Optionee or selling shareholder with respect to the Company or its business, (y) breaches of covenants and (z) other matters), amounts paid into escrow and post-closing purchase price adjustments) incurred by the selling shareholders in connection with the Sale of the Company; provided that (i) without the written consent of
                              --------
such Optionee, the amount of such obligations and liabilities shall not exceed the gross proceeds received by such Optionee in such Sale of the Company

(provided that to the extent the proceeds received by the Optionee in such Sale
---------
of the Company are reduced by the Per Share Option Price, the "gross proceeds received by such Optionee" shall be deemed to mean the sum of such proceeds plus the Per Share Option Price for purposes of this Plan) and (ii) such Optionee shall not be responsible for the fraud of any other Optionee or selling shareholder or any indemnification obligations and liabilities for breaches of representations and warranties made by any other Optionee or selling shareholder with respect to such other

Optionee's or selling shareholder's ownership of and title to shares of capital stock of the Company, organization and authority. In connection with a Sale of the Company, and subject to Section 5.10(b) and Section 5.10(c) hereof, each Optionee shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments and documents as the Company or the Controlling Shareholders reasonably may request in connection with such Sale of the Company.

      6.  Adjustment Upon Changes in Capitalization.
          -----------------------------------------

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number of Shares with respect to which Options may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

      7.  Termination and Amendment of the Plan.
          -------------------------------------

          The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that, except
                                                -----------------
with the consent of the Optionee, no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan. To the extent necessary and desirable to comply with the Code or any other applicable laws, the Company shall obtain shareholder approval of any amendment to the Plan.

     8.  Non-Exclusivity of the Plan.
         ---------------------------

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrange ments may be either applicable generally or only in specific cases.

     9.   Limitation of Liability.
          -----------------------

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     10.  Regulations and Other Approvals: Governing Law.
          ----------------------------------------------

          10.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of California without giving effect to conflicts of law principles.

          10.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws and all applicable stock exchange rules, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          10.3 It is intended that from and after the date that any class of equity securities of the Company are registered under Section 12 of the Exchange Act, the Plan shall be administered in compliance with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          10.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Indi viduals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          10.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no such Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions other than as acceptable to the Committee.

          10.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder and to the effect set forth in Section 14 of the Agreement. The certificates evidencing any of such Shares shall bear an appropriate legend to reflect their status as restricted securities as aforesaid.

     11.  Miscellaneous.
          -------------

          11.  Multiple Agreements.  The terms of each Option may differ from
               -------------------
other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

          11.  Withholding of Taxes.
               --------------------

               (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares, cash or other consideration hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance or the payment of such Shares, cash or other consideration. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 11.2 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     12.  Effective Date.
          --------------

          The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is so adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Shares are listed.

     13.  Termination of Existing Option Plan.
          -----------------------------------

          At such time as this Plan shall become effective and shall have been approved by the shareholders as required by Section 12, the 1994 Stock Option Plan shall terminate and the Shares allotted for stock option grants under the 1994 Option Plan, other than Shares that are the subject of outstanding options granted under the 1994 Option Plan, and any Shares which become available due to the forfeiture, expiration or other termination of any option, or portion thereof, outstanding under the 1994 Option Plan, shall not be available for the granting of any further options or other awards under the 1994 Option Plan or any other option or stock incentive plan or arrangement of the Company. Each option outstanding under the 1994 Option Plan shall remain outstanding and shall continue to be subject to the terms of the applicable agreement evidencing the grant of such option and the terms of the 1994 Option Plan.

                                COST PLUS, INC.

                           1996 DIRECTOR OPTION PLAN /1/




     1.   Purposes of the Plan.  The purposes of this 1996 Director Option Plan
          --------------------
are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Board" means the Board of Directors of the Company.
               -----

          (b) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" means the Common Stock of the Company.
               ------------

          (d) "Committee" means a committee appointed by the Board to administer
               ---------
the Plan and to perform the functions set forth herein, or, if no such committee is appointed, the Board.

          (e) "Company" means Cost Plus, Inc., a California corporation.
               -------

          (f) "Director" means a member of the Board.
               --------

          (g) "Employee" means any person, including officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (i) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

------------------------------------------

    /1/ Includes amendment by the board of directors on April 21, 1997 and approval by the shareholders on June 19, 1997. Also includes adjustments for the March 1999 3-for-2 stock split and the amendment by the board of directors in May 1999.

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j) "Inside Director" means a Director who is an Employee.
               ---------------

          (k) "Option" means a stock option granted pursuant to the Plan.
               ------

          (l) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (m) "Optionee" means a Director or an entity that holds an Option.
               --------

          (n) "Outside Director" means a Director who is not an Employee.
               ----------------

          (o) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (p) "Plan" means this 1996 Director Option Plan.
               ----

          (q) "Representative Director" means a Director who is a member of the
               -----------------------
Board as the representative for an entity that employs such Director. The determination of whether an Outside Director is a Representative Director shall be determined by the representations of such Director and such determination may be changed at any time by such Director.

          (r) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 10 of the Plan.

          (s) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 102,450 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. Except as otherwise provided in the Company's Articles of Incorporation or By-Laws, a quorum shall consist of a majority of the members of the Committee and a majority of a quorum may authorize any action. Except as otherwise provided in the Company's Articles of Incorporation or Bylaws, any decision or determination reduced to writing and signed by the requisite number of the members of the Committee shall be as fully effective as if made by the vote of the requisite number of members at a meeting duly called and held.

          (b) The Committee shall be composed of the Board of Directors or a committee appointed by the Board.

          (c) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

              (i) to determine those individuals to whom Options shall be granted under the Plan and the number of Shares subject to each Option to be granted, to prescribe the terms and conditions (which need not be identical) of each such Option, including the Fair Market Value on any date, and to make any amendment or modification to any option agreement, including the acceleration of vesting, consistent with the terms of the Plan;

              (ii) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

              (iii) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

              (iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

          (d) Procedure for Grants.  The terms of an Option granted hereunder
              --------------------
shall be as follows:

              (i) the term of the Option shall be up to ten (10) years.

              (ii) subject to Sections 8 and 10 hereof, the Option shall be exercisable:

                   (A) in the event of an Option held directly by an Outside Director, only while the Outside Director remains a Director of the Company.

                   (B) in the event of an Option held by an entity pursuant to
Section 5(b) hereof, only while the Representative Director remains a Director of the Company.

              (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option. In the event that the date of grant of the Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

              (iv) subject to Section 10 hereof, the Option shall become exercisable as determined by the Committee at the time of grant of the Option.

     5.   Eligibility.
          -----------

          (a) Except as provided in Section 5(b) hereof, Options may be granted only to Outside Directors.

          (b) In the event an Outside Director is a Representative Director, Options shall be granted in the name of the entity employing such Representative Director and such Representative Director shall not personally receive any option grants in the Representative Director's own name.

          (c) The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration.  The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director.  Subject to
              ----------------------------------------------
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within six (6) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  In the event an Optionee's  status as a
              ----------------------
Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of an Optionee's death, the
              -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the

Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or
         ------------------------------------------------------------------
     Asset Sale.
     ----------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in
Section 4 hereof for so long as the Optionee (or, in the case of an entity Optionee, such Optionee's Representative Director) serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's (or, in the case of an entity Optionee, such Optionee's Representative Director's) status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee (or, in the case of an entity Optionee, such Optionee's Representative Director), the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  Except as set forth in Section 4, the
              -------------------------
Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without such Optionee's consent. In addition, to the extent necessary and desirable to comply with any other applicable law or regulation (including any rule of a stock exchange or automated stock quotation system upon which the shares are traded), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

                                 DETACH HERE
----------------------------------------------------------------------------

                                    PROXY

                               COST PLUS, INC.

                PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

              This Proxy is Solicited by the Board of Directors


        The undersigned shareholder(s) of Cost Plus, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 14, 1999, and hereby appoints MURRAY H. DASHE and JOHN F. HOFFNER, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Cost Plus, Inc. to be held on June 15, 1999 at 2:00 p.m., local time, at the Company's corporate headquarters located at 200 4th Street, Oakland, California 94607 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the matters on the reverse side and with discretionary authority as to any and all other matters that may properly come before the meeting.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                               SIDE

                                  DETACH HERE
-------------------------------------------------------------------------------

[X]  Please mark
     votes as in
     this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND PROPOSALS SET FORTH BELOW AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

1.  Election of Directors to serve one year terms.
    Nominees: Murray H. Dashe, Joseph H. Coulombe, Danny W. Gurr, Olivier L. Trouveroy, Thomas D. Willardson

       FOR   [  ]       [  ] WITHHELD       MARK HERE    [  ]
       ALL                   FROM ALL     IF YOU PLAN TO
     NOMINEES                NOMINEES       ATTEND THE
                                             MEETING

[_]___________________________              MARK HERE
(Instruction: To withhold authority to     FOR ADDRESS   [  ]
vote for any individual nominee write      CHANGE AND
that nominee's name in the space above.)   NOTE BELOW

                                                  FOR     AGAINST   ABSTAIN
2.  To approve an amendment to the Company's     [  ]      [  ]     [  ]
    1995 Stock Option Plan to increase the
    shares reserved for issuance thereunder
    by 400,000 shares.

                                                  FOR     AGAINST   ABSTAIN
3.  To approve an amendment to the Company's      [  ]      [  ]     [  ]
    1996 Director Option Plan (the "Director
    Option Plan") to terminate the automatic option grant mechanism and to grant the Board of Directors flexibility in establishing the terms of options granted under the Director Option Plan.

                                                  FOR     AGAINST   ABSTAIN
4.  To ratify and approve the appointment of      [  ]      [  ]     [  ]
    Deloitte & Touche LLP as independent
    auditors of the Company for the fiscal
    year ending January 29, 2000.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN and DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

(This proxy should be marked, dated and signed by each shareholders exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)


Signature:             Date:             Signature:               Date:
          ------------      ---------              --------------      -------